Exhibit 99.1

P10 Reports Second Quarter 2022 Results

Record Results Driven by a 38% Increase in Year-Over-Year Revenue and a 30% Increase in Year-Over-Year Fee Paying Assets Under Management. Company Declares Cash Dividend of $.03 Per Share

Dallas, Texas – August 11, 2022 – P10, Inc. (NYSE: PX), a leading private markets solutions provider, today reported financial results for the second quarter ended June 30, 2022.

Second Quarter 2022 Financial Highlights:

•	Fee Paying Assets Under Management: $18.5 billion, a 30% increase year-over-year.

•	Revenue: $46.7 million, a 38% increase year-over-year.

•	GAAP Net Income: $11.2 million, a 351% increase year-over-year.

•	Adjusted EBITDA: $25.7 million, a 52% increase year-over-year.

•	Adjusted Net Income (ANI): $23.2 million, a 99% increase year-over-year.

•	Fully diluted GAAP EPS: $.09, a 310% increase year-over-year.

•	Fully diluted ANI per share: $.19, an 81% increase year-over-year.

Declaration of Dividend:

The Board of Directors of the Company has declared a quarterly cash dividend of $0.03 per share of Class A and Class B common stock, payable on September 20, 2022, to the holders of record as of the close of business on August 29, 2022.

Robert Alpert, Chairman and Co-CEO, and Co-CEO Clark Webb said, “P10’s strong second quarter results demonstrate our differentiated business model and resilient ecosystem of premier private markets strategies. Fee paying assets under management increased by $1.2 billion, offset by $299 million of fee stepdowns and expirations. We believe we are well positioned for continued growth.”

A presentation of the second quarter financials may be accessed here and is available on the Company’s website.

Conference Call Details:

The company will host a conference call at 5:00 p.m. Eastern Time on Thursday, August 11, 2022. The call will be webcast live and may be accessed here.

All participants joining by telephone should dial one of the following numbers, followed by the Participant Access Code provided:

U.S. (toll free):                         1-844-200-6205

U.S. (local):                             1-646-904-5544

All other locations:                  +1-929-526-1599

Participant Access Code:          866288

For those unable to participate in the live call, a replay will be made available on P10’s investor relations page.

About P10

P10 is a leading multi-asset class private markets solutions provider in the alternative asset management industry. P10’s mission is to provide its investors differentiated access to a broad set of investment solutions that address their diverse investment needs within private markets. As of June 30, 2022, P10 has a global investor base of over 2,700 investors across 49 states, 53 countries and six continents, which includes some of the world’s largest pension funds, endowments, foundations, corporate pensions, and financial institutions. Visit www.p10alts.com.

Forward Looking Statements

Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance, and business. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties, and assumptions. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy; and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in our annual report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 21, 2022, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Use of Non-GAAP Financial Measures by P10, Inc.

The non-GAAP financial measures contained in this press release (including, without limitation, Adjusted EBITDA, Adjusted Net Income and fee-paying assets under management) are not GAAP measures of the Company’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures is included in the presentation of the second quarter 2022 financials. The Company believes the presentation of these non-GAAP measures provide useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods. It is reasonable to expect that one or more excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period. Fee paying assets under management reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Ownership Limitations

P10’s Certificate of Incorporation contains certain provisions for the protection of tax benefits relating to P10’s net operating losses. Such provisions generally void transfers of shares that would result in the creation of a new 4.99% shareholder or result in an existing 4.99% shareholder acquiring additional shares of P10.

P10 Press and Investor Contact:

info@p10alts.com

Second Quarter 2022 Results Earnings Presentation

Legal Disclaimer IMPORTANT NOTICES The inclusion of references to P10, Inc. (the “Company”) in this presentation is for information purposes only as the holding company of various subsidiaries. P10 does not offer investment advisory services and this presentation is neither an offer of any investment products nor an offer of advisory services by P10. By accepting this presentation, you acknowledge that P10 is not offering investment advisory services. All investment advisory services referenced in this presentation are provided by subsidiaries of P10 which are registered as investment advisers with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, this presentation may be considered marketing materials, in which event it would be marketing materials of each registered investment adviser subsidiary only. To the extent you have any questions regarding this presentation, please direct them to the applicable subsidiary. Registration as an investment adviser does not imply any level of skill or training. This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other investment product. Any securities described herein have not been recommended by any U.S. federal or state or non-U.S. securities commission or regulatory authority, including the SEC. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. Nothing herein is intended to provide tax, legal or investment advice. CautionRegardingForward-LookingInformation Some of the statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as will, expect, believe, estimate, continue, anticipate, intend, plan and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. The inclusion of any forward-looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy; and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in our annual report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 21, 2022, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. CautionRegardingFinancialandOperatingProjections All financial and operating projections, forecasts or estimates about or relating to the Company included in this document, including statements regarding pro-forma valuation and ownership, have been prepared based on various estimates, assumptions and hypothetical scenarios. Forecasts and projections of financial performance, valuation and operating results are, by nature, speculative and based in part on anticipating and assuming future events (and the effects of future events) that are impossible to predict and no representation of any kind is made with respect thereto. The Company’s future results and achievements will depend on a number of factors, including the accuracy and reasonableness of the assumptions underlying any forecasted information as well as on significant transaction, business, economic, competitive, regulatory, technological and other uncertainties, contingencies and developments that in many cases will be beyond the Company’s control. Accordingly, all projections or forecasts (and estimates based on such projections or forecasts) contained herein should not be viewed as an assessment, prediction or representation as to future results and interested parties should not rely, and will not be deemed to have relied, on any such projections or forecasts. Actual results may differ substantially and could be materially worse than any projection, forecast or scenario set forth in this document. The Company expressly disclaims any obligation to update or revise any of the projections, forecasts, models or scenarios contained herein to reflect any change in the Company’s expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. 2 Second Quarter 2022 Results

Legal Disclaimer (continued) Fee-Paying Assets Under Management, or FPAUM FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. Use of Non-GAAP Financial Measures by P10, Inc. The non-GAAP financial measures contained in this presentation (including, without limitation, Adjusted EBITDA, Adjusted Net Income (“ANI”) and fee-paying assets under management are not GAAP measures of the Company’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non- GAAP measures to their most directly comparable GAAP measure is included later in this presentation. The Company believes the presentation of these non-GAAP measures provide useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods. It is reasonable to expect that one or more excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period. Adjusted EBITDA and adjusted net income should not be considered substitutes for net income or cash flows from operating, investing, or financing activities. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. 3 Second Quarter 2022 Results

Today’s Presenters Robert Alpert C. Clark Webb Fritz Souder Co-CEO and Chairman Co-CEO COO Mark Hood Amanda Coussens EVP of Operations and Investor Relations CFO and CCO 4 Second Quarter 2022 Results

# Second Quarter 2022 Highlights

## Strong Organic Growth Drives Durable Earnings Power

**Financial**

- Fee paying assets under management (FPAUM) were $18.5Bn, an increase of 30% compared to June 30, 2021. In the quarter, $1.2Bn of fundraising and capital deployment was offset by $299 million in stepdowns and expirations.[1]

| Financial Results ($ in Millions) | Three Months Ended June 30, 2022 | Three Months Ended June 30, 2021 | Six Months Ended June 30, 2022 | Six Months Ended June 30, 2021 | Q2'22 vs Q2'21 | YTD'22 vs YTD'21 |
|---|---|---|---|---|---|---|
| Actual FPAUM ($Bn) | $ 18.5 | $ 14.2 | $ 18.5 | $ 14.2 | 30% | 30% |
| Pro Forma FPAUM ($Bn)[2] | $ 18.5 | $ 15.1 | $ 18.5 | $ 15.1 | 22% | 22% |
| GAAP Financial Metrics | | | | | | |
| Revenue | $ 46.7 | $ 34.0 | $ 90.0 | $ 66.8 | 38% | 35% |
| Operating Expenses | $ 31.0 | $ 25.6 | $ 62.6 | $ 49.8 | 21% | 26% |
| GAAP Net Income | $ 11.2 | $ 2.5 | $ 18.9 | $ 5.2 | 351% | 266% |
| Fully Diluted GAAP EPS | $ 0.09 | $ 0.02 | $ 0.16 | $ 0.05 | 310% | 231% |
| Non-GAAP Financial Metrics | | | | | | |
| GAAP Revenue | $ 46.7 | $ 34.0 | $ 90.0 | $ 66.8 | 38% | 35% |
| Adjusted EBITDA [3] | $ 25.7 | $ 16.9 | $ 48.2 | $ 34.0 | 52% | 42% |
| Adjusted EBITDA Margin | 55% | 50% | 54% | 51% | 11% | 5% |
| Adjusted Net Income [3] | $ 23.2 | $ 11.6 | $ 45.5 | $ 23.7 | 99% | 92% |
| Fully Diluted ANI EPS [4] | $ 0.19 | $ 0.11 | $ 0.38 | $ 0.22 | 81% | 74% |

Notes:
1. For the trailing twelve months, expirations and stepdowns totaled $1.04 billion. There is an additional $290 million in expected stepdowns and expirations for the remainder of 2022.
2. FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of January 1, 2021.
3. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. Please refer to the Non-GAAP Financial Measures slide for a reconciliation of non-GAAP to GAAP measures.
4. Fully Diluted ANI EPS calculations include the total of all common shares, stock options under the treasury stock method, and the redeemable non-controlling interests of P10 Intermediate converted to Class B stock as of each period presented.

Second Quarter 2022 Results

P10

5

Second Quarter 2022 Highlights ì Fee paying assets under management (FPAUM) were $18.5Bn, an increase of $4.3Bn, or 30%, when compared to June 30, 2021, actuals (1) ì Organic FPAUM grew by $3.4Bn, or 22%, when compared to June 30, 2021, pro forma FPAUM Key Business Drivers (2) ì Organic growth was driven by more than a dozen funds that were active in the market fundraising or deploying capital ì Capital raised and deployed was $1.2Bn in the quarter ì July 27, 2022, the Company made a $12 million debt paydown on the revolver, further reducing our debt balance and subsequently our interest expense ì As of today, we have $125 million outstanding on the term portion of the loan and $53.9 million outstanding on the revolver. We have $71.1 million available on the revolver and $125 million available as an accordion Capital feature on the existing credit facility Markets ì June 30, 2022, Class A shares outstanding were 37,307,745 and Class B shares outstanding were 79,761,550 ì August 11, 2022, declared a quarterly cash dividend of $0.03 per share for Class A and B stock, payable on September 20, 2022, to holders of record as of the close of business on August 29, 2022 ì In the quarter, no shares were purchased under the Company’s $20 million stock buyback program Notes: 1. Organic FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of January 1, 2021. 2. “Active funds” does not include funds raising capital in the market that have not yet had their first close. 6 Second Quarter 2022 Results

Second Quarter 2022 Highlights ì June 17, 2022, the Company held its annual meeting of stockholders and the following occurred: ì Elected C. Clark Webb, Scott Gwilliam, and Edwin Poston as Class I Directors to serve for three- year terms Corporate ì Approved the amendment to the 2021 Stock Incentive Plan to increase the number of shares Governance issuable under the Plan by 5 million shares which the Company expects to issue as options or RSUs over the next two years ì Ratified the selection of KPMG LLP as our Independent Registered Public Accounting Firm for our fiscal year ending December 31, 2022 Regarding the Stock Incentive Plan: 1. The vesting schedule for unvested options is 5 years, beginning with the first shares to vest on January 30th, 2023. 2. The vesting schedule for unvested RSAs is 1 year, beginning with the first shares to vest on August 1st, 2022. 3. The vesting schedule for issued and unvested RSUs is 1 year, beginning with the first shares to vest on December 28th, 2022. 7 Second Quarter 2022 Results

# Preeminent Investment Teams Delivering Best-in-Class Performance

## Superior Track Record Across a Broad Range of Portfolio Solutions [1]

### RCP Advisors

| Fund | Vintage | Fund Size ($M) | Called Capital | Net IRR | Net ROIC |
|---|---|---|---|---|---|
| **Fund-of-Funds (Fund size as of 6/30/2022, performance as of 3/31/22)** | | | | | |
| Fund I | 2003 | $92 | 105% | 14.1% | 1.8x |
| Fund II | 2005 | $140 | 109% | 8.2% | 1.5x |
| Fund III | 2006 | $225 | 107% | 6.8% | 1.4x |
| Fund IV | 2007 | $265 | 110% | 14.4% | 2.0x |
| Fund V | 2008 | $355 | 121% | 13.4% | 1.7x |
| Fund VI | 2009 | $285 | 114% | 16.0% | 2.1x |
| Fund VII | 2011 | $300 | 110% | 18.0% | 2.2x |
| Fund VIII | 2012 | $268 | 113% | 21.5% | 2.2x |
| Fund IX | 2014 | $350 | 107% | 18.4% | 1.9x |
| Fund X | 2015 | $332 | 107% | 18.4% | 1.7x |
| SEF | 2017 | $179 | 90% | 28.0% | 1.8x |
| Fund XI | 2017 | $315 | 94% | 25.5% | 1.7x |
| Fund XII | 2018 | $382 | 86% | 23.0% | 1.5x |
| Fund XIII | 2019 | $397 | 60% | 20.3% | 1.3x |
| Fund XIV | 2020 | $394 | 33% | - | - |
| SEF II | 2020 | $123 | 16% | - | - |
| Fund XV | 2021 | $435 | 16% | - | - |
| Fund XVI | 2022 | $433 | 6% | - | - |
| Fund XVII | 2022 | $50 | - | - | - |
| **Secondary Funds (Fund size as of 6/30/2022, performance as of 3/31/22)** | | | | | |
| SOF I | 2009 | $264 | 112% | 22.0% | 1.8x |
| SOF II | 2013 | $425 | 109% | 11.6% | 1.4x |
| SOF III | 2018 | $400 | 88% | 55.2% | 1.7x |
| SOF III Overage | 2020 | $87 | 75% | 71.6% | 1.4x |
| SOF IV | 2021 | $407 | 1% | - | - |
| **Co-Investment Funds (Fund size as of 6/30/2022, performance as of 3/31/22)** | | | | | |
| Direct I | 2010 | $109 | 82% | 37.7% | 3.0x |
| Direct II | 2014 | $250 | 87% | 28.2% | 2.6x |
| Direct III | 2018 | $385 | 84% | 27.3% | 1.6x |
| Direct IV | 2021 | $645 | 21% | - | - |

### TrueBridge Capital Partners

| Fund | Vintage | Fund Size ($M) | Called Capital | Net IRR | Net ROIC |
|---|---|---|---|---|---|
| **Fund-of-Funds (Fund size as of 6/30/2022, performance as of 3/31/22)** | | | | | |
| Fund I | 2007 | $311 | 93% | 13.8% | 3.1x |
| Fund II | 2010 | $342 | 83% | 23.2% | 5.7x |
| Fund III | 2013 | $409 | 92% | 23.4% | 3.8x |
| Fund IV | 2015 | $408 | 91% | 42.2% | 4.2x |
| Fund V | 2017 | $460 | 89% | 59.7% | 2.8x |
| Fund VI[2] | 2019 | $611 | 72% | 97.0% | 1.6x |
| Fund VII | 2021 | $758 | 10% | - | - |
| **Co-Investment Funds (Fund size as of 6/30/2022, performance as of 3/31/22)** | | | | | |
| Direct Fund I | 2015 | $125 | 95% | 41.7% | 3.6x |
| Direct Fund II | 2019 | $196 | 100% | 61.7% | 1.9x |
| Direct Fund III | 2021 | $149 | 30% | - | - |

### EnhancedCapital

| Fund | Vintage | Invested ($M) | Called Capital | Net IRR | Net ROIC |
|---|---|---|---|---|---|
| **Impact Funds (as of 3/31/22)** | | | | | |
| Impact Credit | - | $710 | - | 7.7% | 1.2x |
| Impact Equity | - | $499 | - | 20%+ | 1.2x |

Notes:
1. See performance disclosure notes at the back of this presentation.
2. TrueBridge Fund VI Net IRR and Net ROIC are as of 12/31/2021.

Second Quarter 2022 Results

P10

8

Preeminent Investment Teams Delivering Best-in-Class Performance (1) Superior Track Record Across a Broad Range of Portfolio Solutions Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Equity Funds (Fund size as of 6/30/2022, performance as of 3/31/22) NAV Lending Funds (Fund size as of 6/30/2022, performance as of 3/31/22) Fund I 1998 $101 94% 12.7% 2.1x Fund I 2013 $106 119% 11.0% 1.3x Fund II 2007 $152 99% 12.4% 1.7x Fund II 2017 $203 75% 11.9% 1.3x Fund III 2013 $230 94% 24.8% 2.5x Fund III 2021 $400 38% 17.2% 1x Fund IV 2019 $230 50% - - Credit Funds (Fund size as of 6/30/2022, performance as of 3/31/22) Fund I 2006 $161 93% 12.2% 2.0x Fund II 2011 $227 100% 8.3% 1.7x Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund III 2016 $289 74% 17.1% 1.7x GP Stakes Funds (Fund size as of 6/30/2022, performance as of 3/31/22) Fund IV 2022 $357 15% - - Fund I 2019 $732 47% 26.6% 1.4x Fund II 2022 $367 - - - Notes: 1. See performance disclosure notes at the back of this presentation. 9 Second Quarter 2022 Results

Fee Paying Assets Under Management Second Quarter 2022 Results

# FPAUM and Average Fee Rate Detail

## Robust Organic FPAUM Growth and Stable, Attractive Fee Rates

### Organic FPAUM Growth[1]

($Bn)



21% CAGR
9.6
11.9
13.4
17.3
18.5
2018PF
2019PF
2020PF
2021PF
Q2'22 PF
Organic FPAUM Growth
24%
12%
29%
22% (4)

### Average Fee Rate [2]

(Bps)

Average Q2-22A Fee Rate: 103bps

**Quarterly average fee rates show the basis points attributable to base management fees and catch-up fees. On an annual basis, average fee rates continue to be stable at 100bps [3]**



100
96
4
108
100
8
99
97
2
103
99
4
Q3'21
Q4'21
Q1'22
Q2'22
Average FPAUM (Bn)
14.7
16.3
17.4
18.0

Notes:
1. Organic FPAUM is calculated on a pro forma basis assuming the acquisitions of Five Points, TrueBridge, Enhanced, Bonaccord, and Hark were completed as of January 1, 2018.
2. The average fee rates shown in the graph are calculated as actual average FPAUM as a quotient of actual revenue.
3. Catch-up fees are earned from investors that committed during the fundraising period of funds originally launched in prior periods, and as such the investors are required to pay a catch-up fee as if they had committed to the fund at the first closing. While catch-up fees are not a significant component of our overall revenue stream, they may result in a temporary increase in our revenues in the period in which they are recognized.
4. Q2'22 organic FPAUM growth is the pro forma FPAUM growth from Q2'21 to Q2'22

"PF" refers to calculations made on a pro forma basis. "A" refers to calculations made on an actual basis.

Second Quarter 2022 Results

P10

11

# Organic Fee-Paying AUM Growth Model (1)

Long-Term Contractually Locked Up Funds Ensure Highly Sticky FPAUM Base


13.4
3.7
0.7
(0.5)
17.3
1.4
0.5
(0.7)
18.5
Dec-20 PF
Raised
Deployed
Stepdowns
Expirations
NAV
Dec-21 A
Raised
Deployed
Stepdowns
Expirations
NAV
Jun-22 A

**Breakdown of FPAUM Flows**

| Increase / Decrease | Impact | Description |
|---|---|---|
| **Capital Raised** | ⬆⬆ | Represents new commitments to funds that earn fees on a committed capital fee base |
| **Capital Deployed** | ⬆ | In certain vehicles, fees are based on capital deployed, as such increasing FPAUM |
| **NAV Change (2)** | – | NAV change consists primarily of the impact of market value appreciation (depreciation) from vehicles that earn fees on a NAV basis |
| **Scheduled Fee Base Stepdowns (3)** | ⬇ | Contractual reduction in fee base – timing known at outset of vehicle launch. Most vehicles do not change the charging basis from committed to invested capital upon stepdown |
| **Fee Period Expirations (3)** | ⬇ | Decreases in FPAUM due to fund expirations |

Notes:
1. Organic FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of January 1, 2020.
2. NAV change impact on P10's overall FPAUM is de minimis and relates to only one vehicle. For simplicity, the NAV change impact on FPAUM is grouped with the Stepdown and Expiration amounts (the NAV change in FY 2021 was ~$13 million).
3. Decreases in FPAUM from Fee Based Stepdowns and Expirations are combined with NAV changes in the above graph. FY 2021 Stepdowns and Expirations were $30 million and $269 million, respectively. In the trailing twelve months, stepdowns and expirations totaled $1.04Bn. Furthermore, we expect remaining 2022 stepdowns and expirations to be $290 million.

Second Quarter 2022 Results
P10
12

Premier Private Markets Solutions Provider Exceptionally Well-Positioned in the Private Markets Ecosystem Private Markets Ecosystem We are a specialized private market solutions provider. As LPs entrust us with capital, we strengthen our relationships with high performing, difficult to access fund managers. These relationships drive additional investment opportunities, source more data, enable portfolio optimization, enhance returns, and in turn, attract new LPs. Our position within the private markets ecosystem is reinforced by our synergistic multi-asset class solutions extracting sourcing opportunities from our vast network of GPs and portfolio companies. GP Primary Solutions GP Limited Partners (LPs) GP Public Pensions Endowments & Foundations Family Offices Corporate Pensions Direct & Co-Investments GP GP GP High Net Worth Financial Institutions GP Wealth Managers Sovereign Wealth Funds GP Secondary Investments GP GP Synergistic Multi-Asset Class Private Market Solutions Large, Global, High Quality LP Base of 2,700+ Proprietary Database and Analytics Platform Supported Institutional and High Net Worth Investors by Seasoned Team of 89 Investment Professionals Network of 260+ GPs Driving Cross-Solution Sourcing Opportunities 13 Second Quarter 2022 Results

# Premier Private Markets Solutions Provider

## Comprehensive Suite of Private Market Vehicles [1]

| | Primary Solutions | Direct and Co-Investments | Secondary Investments |
|---|---|---|---|
| Asset Classes | • Private Equity<br>• Venture Capital | • Private Equity<br>• Venture Capital<br>• Private Credit<br>• Impact Investing | • Private Equity |
| Structure Description | • Invests in diversified portfolio of funds across asset classes with defined investment strategies | • Direct and Co-investments alongside leading GPs<br>• Invests in secured unitranche, second lien, mezzanine loans and equity<br>• GP Stakes | • Secondary purchaser of LP interests in private equity funds<br>• Focused exclusively on middle and lower middle market private equity funds |
| Value Proposition | • Provides instant fund diversification to investors<br>• Differentiated access to relationship-driven middle and lower middle market sectors<br>• Specialized underwriting skills and expertise to select the best managers<br>• Offered in both commingled investment vehicles and customized separate accounts<br>• Robust database and analytics platform | • Extensive built-in network of fund managers results in significant actionable deal flow<br>• Deals sourced from GP relationships and trusted advisors with preferred economic terms<br>• Ability to leverage extensive fund manager diligence and insights as part of investment selection process<br>• Well-diversified portfolio across industry, sponsor, and geography<br>• Offered in both commingled investment vehicles and customized separate accounts<br>• Robust database and analytics platform | • Ability to purchase interests at a discount<br>• Ability to leverage extensive fund manager diligence and insights as part of investment selection process<br>• Shorter holding period and earlier cash returns<br>• Countercyclical nature<br>• Reduced blind pool risk<br>• Offered through commingled investment vehicles<br>• Robust database and analytics platform |
| **FPAUM[2] ($Bn)** | $11.1Bn | $6.1Bn | $1.3Bn |

Notes:
1. Any discussion in this Presentation of past, committed to, or potential transactions should not be relied upon as any indication of future deal flow. There can be no assurance that any potential transactions described herein will be consummated. Diversification does not guarantee a profit or protect against a loss in declining markets.
2. FPAUM as of June 30, 2022.

Second Quarter 2022 Results P10 14

# Fee Paying Assets Under Management Across Diversified Vehicles

Multi-Asset Investment Platform with Strong Organic Growth

## Diversified Base and Growth Across Vehicles

FPAUM Composition
(As of Q2'22)


Total FPAUM
$18.5Bn

- Primary Solutions 60%
- Direct & Co-Investments 33%
- Secondary Investments 7%

Organic FPAUM Growth (1)
(From 2020PF to Q2'22)


Organic
FPAUM Growth
$5.1Bn

- Primary Solutions 53%
- Direct & Co-Investments 38%
- Secondary Investments 9%

## Key Metrics

**Primary Solutions**

$11.1Bn
FPAUM as of Q2'22

21%
Organic FPAUM CAGR
Q4'20 PF – Q2'22 A

**Direct & Co-Investments**

$6.1Bn
FPAUM as of Q2'22

29%
Organic FPAUM CAGR
Q4'20 PF – Q2'22 A

**Secondary Investments**

$1.3Bn
FPAUM as of Q2'22

34%
Organic FPAUM CAGR
Q4'20 PF – Q2'22 A

Notes:
1. Organic FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of December 31, 2020.

Second Quarter 2022 Results
P10
15

Financial Highlights Second Quarter 2022 Results

(1) Consolidated Statements of Operations Three Months Ended Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Q2'22 vs Q2'21 YTD '22 vs YTD '21 (unaudited) (unaudited) (unaudited) (unaudited) (Dollars in thousands except share and per share amounts) Revenues Management and advisory fees $ 46,451 $ 33,517 $ 89,478 $ 66,090 39% 35% Other revenue $ 287 $ 471 541 6 66 -39% -19% Total revenues $ 46,738 $ 33,988 90,019 66,756 38% 35% Operating Expenses Compensation and benefits 1 7,815 1 2,337 3 6,309 24,273 44% 50% Professional fees 2 ,740 3,406 5 ,352 6 ,137 -20% -13% General, administrative and other 4 ,250 2,215 8 ,362 4 ,252 92% 97% Contingent consideration expense (140) 132 (13) 160 -206% -108% Amortization of intangibles 6 ,153 7,484 1 2,334 14,968 -18% -18% Strategic alliance expense 1 53 — 305 — N/A N/A Total operating expenses $ 30,971 $ 25,574 62,649 49,790 21% 26% Income From Operations $ 15,767 $ 8,414 27,370 16,966 87% 61% Other (Expense)/Income Interest expense implied on notes payable to sellers — (219) — (434) N/A N/A Interest expense, net (1,525) (5,245) (2,910) (10,500) -71% -72% Other income 7 91 257 1 ,120 545 208% 106% Total other (expense) $ (734) $ (5,207) (1,790) (10,389) -86% -83% Net income before income taxes $ 15,033 $ 3,207 25,580 6,577 369% 289% Income tax expense (3,879) (734) (6,634) (1,395) 428% 376% Net Income $ 11,154 $ 2,473 18,946 5,182 351% 266% Less: preferred dividends attributable to redeemable — (495) — (989) N/A N/A noncontrolling interest Net Income Attributable to P10 $ 11,154 $ 1,978 $ 18,946 $ 4,193 464% 352% Earnings per share Basic earnings per share $ 0.10 $ 0.02 $ 0.16 $ 0.05 296% 223% Diluted earnings per share $ 0.09 $ 0.02 $ 0.16 $ 0.05 310% 231% Dividends paid per share $ 0.03 $ — $ 0.03 $ — N/A N/A Weighted average shares outstanding, basic 117,193 62,465 1 17,193 62,465 88% 88% Weighted average shares outstanding, diluted 120,981 66,742 1 21,259 66,660 81% 82% Notes: 1. The consolidated statements of operations for the three and six months ended 6/30/2022 and 6/30/2021 are unaudited. 17 Second Quarter 2022 Results

(1) Add Back Reconciliation Three Months Ended Three Months Ended Six Months Ended Six Months Ended June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 June 30, 2022 (2) (3) (Dollars in thousands except share and per share amounts) (unaudited) Addbacks Adjusted Line Item (unaudited) Addbacks Adjusted Line Item Revenues Management and advisory fees $ 46,451 $ — $ 46,451 $ 89,478 $ — $ 89,478 Other revenue $ 287 $ — $ 287 541 $ — $ 541 Total revenues $ 46,738 $ 46,738 9 0,019 $ 90,019 Operating Expenses Compensation and benefits 1 7,815 (2,717) $ 15,098 3 6,309 (5,906) $ 30,403 Professional fees 2 ,740 (207) $ 2,533 5 ,352 (1,262) $ 4,090 General, administrative and other 4 ,250 (111) $ 4,139 8 ,362 (206) $ 8,156 Contingent consideration expense (140) — $ (140) (13) — $ (13) Amortization of intangibles 6 ,153 (6,153) $ — 1 2,334 (12,334) $ — Strategic alliance expense 1 53 — $ 153 305 — $ 305 Total operating expenses $ 30,971 $ 21,782 6 2,649 $ 42,940 Income From Operations $ 15,767 $ 24,956 2 7,370 $ 47,079 Other (Expense)/Income Interest expense implied on notes payable to sellers — — $ — — — $ — Interest expense, net (1,525) 1 ,525 $ — (2,910) 2,910 $ — Other income 7 91 — $ 791 1 ,120 — $ 1,120 Total other (expense) $ (734) $ 791 (1,790) $ 1,120 Adjusted EBITDA $ 25,746 $ 48,199 Notes: 1. The consolidated statements of operations for the three and six months ended 6/30/2022 and 6/30/2021 are unaudited. 2. One-time professional fees incurred during Q2’22 include legal fees related to deal-related expenses. 3. One-time professional fees, compensation and benefits expenses incurred YTD in 2022 include a $1.7 million one-time payment to buyout the employment contracts for the prior Five Points partners during the first quarter of 2022 and one-time expenses related to the Company’s IPO as well as the acquisition of Hark and Bonaccord. 18 Second Quarter 2022 Results

Non-GAAP Financial Measures (unaudited) Three Months Ended Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 (Dollars in thousands except share and per share amounts) (unaudited) (unaudited) (unaudited) (unaudited) Q2'22 vs Q2'21 YTD '22 vs YTD '21 GAAP Net Income $ 11,154 $ 1,978 1 8,946 4 ,193 464% 352% Add back (Subtract): Depreciation & amortization 6,264 7,551 12,540 15,102 -17% -17% Interest expense, net 1,525 5,464 2,910 10,934 -72% -73% Income tax expense 3,879 7 34 6,634 1,395 428% 376% Non-recurring expenses 207 6 12 2,937 1,411 -66% 108% Non-cash stock based compensation 2,717 5 68 4,232 9 92 378% 327% Adjusted EBITDA 25,746 16,907 48,199 34,027 52% 42% Less: Cash interest expense, net (1,892) (4,533) (2,290) (9,157) -58% -75% Net cash received/(paid) income taxes (664) (740) (428) (1,147) -10% -63% Adjusted Net Income 23,190 11,634 45,481 23,723 99% 92% ANI Earnings per Share Shares outstanding 117,193 62,465 117,193 62,465 88% 88% Diluted Shares outstanding 120,981 109,933 121,259 109,851 10% 10% ANI per share $ 0.20 $ 0.19 $ 0.39 $ 0.38 6% 2% Diluted ANI per share $ 0.19 $ 0.11 $ 0.38 $ 0.22 81% 74% Above is a calculation of our unaudited non-GAAP financial measures. These are not measures of • Non-Recurring Transaction Fees include the following: financial performance under GAAP and should not be construed as a substitute for the most directly • Acquisition-related expenses which reflect the actual costs incurred during the period for the comparable GAAP measures, which are reconciled in the table above. These measures have acquisition of new businesses, which primarily consists of fees for professional services limitations as analytical tools, and when assessing our operating performance, you should not including legal, accounting, and advisory consider these measures in isolation or as a substitute for GAAP measures. Other companies may • Registration-related expenses include professional services associated with our prospectus calculate these measures differently than we do, limiting their usefulness as a comparative measure. process incurred during the period, and does not reflect expected regulatory, compliance, We use Adjusted Net Income, or ANI, as well as Adjusted EBITDA (Earnings Before Interest, Taxes, and other costs which may be incurred subsequent to our Initial Public Offering, and the Depreciation and Amortization) to provide additional measures of profitability. We use the measures effects of income taxes. to assess our performance relative to our intended strategies, expected patterns of profitability, and Adjusted Net Income reflects net cash paid for federal and state income taxes. In the first quarter of budgets, and use the results of that assessment to adjust our future activities to the extent we deem 2022 the Company received a state tax refund of $353,000, thus increasing Adjusted Net Income. necessary. ANI reflects our actual cash flows generated by our core operations. ANI is calculated as Adjusted EBITDA, less actual cash paid for interest and federal and state income taxes. Fully Diluted ANI EPS calculations include the total of all common shares, stock options under the treasury stock method, restricted stock awards, and the redeemable non-controlling interests of P10 In order to compute Adjusted EBITDA, we adjust our GAAP Net Income for the following items: Intermediate converted to Class B stock as of each period presented. • Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation) • The cost of financing our business [continued in next column] 19 Second Quarter 2022 Results

Consolidated Balance Sheets June 30, 2022 December 31, 2021 (unaudited) (Dollars in thousands except share amounts) Assets Cash and cash equivalents $ 23,613 $ 40,916 Restricted cash 1,731 $ 2,566 Accounts receivable 6,668 $ 2,854 Note receivable 2,811 $ 2,552 Due from related parties 2 3,616 $ 12,357 Investment in unconsolidated subsidiaries 2,253 $ 1,803 Prepaid expenses and other assets 3,665 $ 4,759 Property and equipment, net 2,359 $ 981 Right-of-use assets 1 3,591 $ 14,789 Deferred tax assets, net 3 9,376 $ 45,151 Intangibles, net 116,541 $ 128,788 Goodwill 418,690 $ 418,701 Total assets $ 654,914 $ 676,217 Liabilities And Stockholders' Equity Liabilities Accounts payable $ 1,190 $ 401 Accrued expenses $ 10,478 $ 12,474 Due to related parties $ 800 $ 2,258 Other liabilities $ 983 $ 1,808 Contingent consideration $ 22,950 $ 22,963 Deferred revenues $ 12,523 $ 12,953 Lease liabilities $ 15,787 $ 15,700 Debt obligations $ 187,913 $ 212,496 Total liabilities 252,624 281,053 Commitments And Contingencies (Financial Statements Note 14) Stockholders' Equity Class A common stock, $0.001 par value; 510,000,000 shares authorized; 37,307,745 issued and 37,307,745 outstanding as of 37 34 June 30, 2022, and 34,464,920 issued and 34,464,920 outstanding December 31, 2021, respectively Class B common stock, $0.001 par value; 180,000,000 shares authorized; 79,885,002 shares issued and 79,761,550 shares outstanding as of June 30, 2022, 82,851,279 shares issued and 82,727,827 shares outstanding as of December 31, 2021, 80 83 respectively Treasury stock (273) (273) Additional paid-in-capital 638,585 650,405 Accumulated deficit (236,139) (255,085) Total stockholders' equity 402,290 395,164 Total Liabilities And Stockholders' Equity $ 654,914 $ 676,217 20 Second Quarter 2022 Results

Consolidated Statements of Cash Flows (unaudited) Six Months Ended June 30, 2022 June 30, 2021 (unaudited) (unaudited) (Dollars in thousands) Cash Flows From Operating Activities Net income 18,946 5,182 Adjustments to reconcile net income to net cash provided by operating activities: Stock-based compensation 4,232 992 Depreciation expense 2 05 134 Amortization of intangibles 12,334 14,968 Amortization of debt issuance costs and debt discount 4 25 1,872 Income from unconsolidated subsidiaries (1,110) (527) Deferred tax expense 5,775 206 Remeasurement of contingent consideration (13) 160 Post close purchase price adjustment 11 - Change in operating assets and liabilities: Accounts receivable (3,816) (3,453) Due from related parties (11,259) (1,820) Prepaid expenses and other assets 1,025 758 Right-of-use assets 2,088 806 Accounts payable 7 89 (426) Accrued expenses (1,996) 937 Due to related parties (1,458) (1,100) Other liabilities (825) (39) Deferred revenues (430) (134) Lease liabilities (1,752) (912) Net cash provided by operating activities 23,171 17,604 Cash Flows From Investing Activities Note receivable (266) - Proceeds from note receivable 7 - Investments in unconsolidated subsidiaries - (2,637) Proceeds from investments in unconsolidated subsidiaries 6 60 3,552 Software capitalization (87) - Post-closing payments for Enhanced working capital - (1,519) Purchases of property and equipment (634) (39) Net cash used in investing activities (320) (643) Cash Flows From Financing Activities Borrowings on debt obligations - 952 Repayments on debt obligations (25,000) (10,266) Payment of preferred stock dividends - (719) Payments of contingent consideration - (518) Cash settlement of stock options (12,466) - Dividends paid (3,515) - Debt issuance costs (8) (27) Net cash used in financing activities (40,989) (10,578) Net change in cash, cash equivalents and restricted cash (18,138) 6,383 Cash And Cash Equivalents And Restricted Cash, Beginning of Period 43,482 12,783 Cash And Cash Equivalents And Restricted Cash, End of Period 25,344 19,166 21 Second Quarter 2022 Results

Tax Assets Combination of Intangible Assets, Goodwill, and NOLs Generating Sustained, Long-Term Tax Benefits Commentary Long-Term Tax Benefits Tax Assets (Jun-22) ì Tax basis intangible assets and tax-deductible goodwill – which are more than half of our tax assets – are available to reduce federal income tax ratably over fifteen years $212M Federal NOLs ì Currently, tax amortization relates to goodwill and intangibles acquired in tax years 2017 - 2021 Tax Assets ì Management plans to pursue disciplined growth through $518M acquisitions, which creates a step-up in basis that will likely generate additional intangibles and goodwill amortization $306M that provides an additional federal and state tax deduction Goodwill & over fifteen years Intangibles Remaining Tax ì Federal NOLs are generally expected to be fully utilized (1) Amortization before expiration ì With annual tax amortization and the use of the remaining NOL balance, the Company anticipates federal taxable (2) income at $0 for several years Notes: 1. Goodwill and intangibles remaining tax amortization is the goodwill and intangibles balance net of tax amortization deducted from inception through June 30, 2022. 2. While we anticipate $0 of federal taxable income for several years, we will have some state and local income taxes. 22 Second Quarter 2022 Results

Highly Compelling Value Proposition Attractive Investment Thesis Premier, specialized private markets solutions provider operating in large and growing markets with increasing investor allocations Highly recurring revenue composed almost entirely of management and advisory fees earned primarily on committed capital from long-term, contractually locked up funds Strong investment performance across private markets driven by experience, investment process, and data advantage supporting the ability to grow and attract future funds Attractive and growing revenue base with highly recurring and well diversified revenue and strong margins Experienced management team with significant insider ownership, proven M&A track record, and supported by a deep bench of investment talent 23 Second Quarter 2022 Results

Key Terms & Supplemental Information Below is a description of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP measures. These measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative measure. Fee Paying Assets Under Management (FPAUM): FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. Adjusted EBITDA: In order to compute Adjusted EBITDA, we adjust our GAAP net income for the following items: · Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation); · The cost of financing our business; · Acquisition-related expenses which reflects the actual costs incurred during the period for the acquisition of new businesses, which primarily consists of fees for professional services including legal, accounting, and advisory, as well as bonuses paid to employees directly related to the acquisition; · Registration-related expenses includes professional services associated with our prospectus process incurred during the period, and does not reflect expected regulatory, compliance, and other costs associated with which may be incurred subsequent to our Initial Public Offering; and · The effects of income taxes Adjusted Net Income (ANI): · We use Adjusted Net Income, or ANI, as well as Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) to provide additional measures of profitability. We use the measures to assess our performance relative to our intended strategies, expected patterns of profitability, and budget and use the results of that assessment to adjust our future activities to the extent we deem necessary. ANI reflects our actual cash flows generated by our core operations. ANI is calculated as Adjusted EBITDA, less actual cash paid for interest and federal and state income taxes. Fully Diluted ANI EPS: Fully diluted Adjusted Net Income earnings per share is a calculation that assumes all the Company’s securities were converted into shares, not just shares that are currently outstanding. Net IRR: Refers to Internal rate of return net of fees, carried interest and expenses charged by both the underlying fund managers and each of our solutions. Net ROIC: Refers to return on invested capital net of fees and expenses charged by both the underlying fund managers and each of our solutions. Fund Size: Refers to the total amount of capital committed by investors to each fund disclosed. Called Capital: Refers to the amount of capital provided from investors, expressed as a percent of the total fund size. PF: Refers to “pro forma” and indicates a number that was adjusted from actual. A: Refers to “actual” and indicates a number that is unadjusted. Supplemental Share Information: Class A shares (CUSIP # 69376K106) trade on the NYSE as PX and have one vote per share. Class B shares (CUSIP # 69376K205) are not tradeable in the open market and have ten votes per share. The Class B shares are convertible at any time at the option of the holder into Class A shares on a one-for-one basis, irrespective of whether or not the holder is planning to sell shares at that time. All previous shareholders of P10 Holdings, Inc. (OTC: PIOE) had their shares converted to Class B shares of P10 at the time the Company was listed on the NYSE. The simplest way to sell Class B shares is to first contact your broker and convert them to Class A shares, which can then be sold on the NYSE. Further note that Class B shares held by P10 insiders are under a lock up agreement. Please refer to our amended and restated certificate of incorporation for a full description of the Class A and Class B shares. Ownership Limitations: P10’s Certificate of Incorporation contains certain provisions for the protection of tax benefits relating to P10’s net operating losses. Such provisions generally void transfers of shares that would result in the creation of a new 4.99% shareholder or result in an existing 4.99% shareholder acquiring additional shares of P10. 24 Second Quarter 2022 Results

Disclaimers Performance Disclaimer The historical performance of our investments should not be considered as indicative of the future results of our investments or our operations or any returns expected on an investment in our Class A common stock. In considering the performance information contained in this prospectus, prospective Class A common stockholders should be aware that past performance of our specialized investment vehicles or the investments that we recommend to our investors is not necessarily indicative of future results or of the performance of our Class A common stock. An investment in our Class A common stock is not an investment in any of our specialized investment vehicles. In addition, the historical and potential future returns of specialized investment vehicles that we manage are not directly linked to returns on our Class A common stock. Therefore, you should not conclude that continued positive performance of our specialized investment vehicles or the investments that we recommend to our investors will necessarily result in positive returns on an investment in our Class A common stock. However, poor performance of our specialized investment vehicles could cause a decline in our ability to raise additional funds and could therefore have a negative effect on our performance and on returns on an investment in our Class A common stock. The historical performance of our funds should not be considered indicative of the future performance of these funds or of any future funds we may raise, in part because: • market conditions and investment opportunities during previous periods may have been significantly more favorable for generating positive performance than those we may experience in the future; • the performance of our funds is generally calculated on the basis of net asset value of the funds’ investments, including unrealized gains, which may never be realized; • our historical returns derive largely from the performance of our earlier funds, whereas future fund returns will depend increasingly on the performance of our newer funds or funds not yet formed; • our newly established funds typically generate lower returns during the period that they initially deploy their capital; • changes in the global tax and regulatory environment may affect both the investment preferences of our investors and the financing strategies employed by businesses in which particular funds invest, which may reduce the overall capital available for investment and the availability of suitable investments, thereby reducing our investment returns in the future; • in recent years, there has been increased competition for investment opportunities resulting from the increased amount of capital invested in private markets alternatives and high liquidity in debt markets, which may cause an increase in cost and reduction in the availability of suitable investments, thereby reducing our investment returns in the future; and • the performance of particular funds also will be affected by risks of the industries and businesses in which they invest. Enhanced Capital Performance Disclosures: • Performance information shown for deal activity from 05/06/02 through 03/31/22. Past performance is not indicative of future results. All statistics exclude “Outreach Deals” which are transactions that Enhanced executes for pure impact, without expectation of financial return. • Total Blended Net is hypothetical and assumes ..75x leverage, leverage cost of 4% per annum, 1.5% management fee on capital deployed, 15% carried interest above 7% hurdle. Unrealized cash flows are projected from current loan schedules through maturity and considers the current fair value of the investment. Excludes fund-level professional fees. Actual returns may differ materially. • Impact Equity excludes Low-Income Housing Tax Credits and New Markets Tax Credits which are not offered to non-bank investors. • Historic Tax Credit deals with a 1-year credit assume a 0% Management Fee and a 30% Profit Share. Historic Tax Credit deals with a 5-year credit assume a 0.5% Management Fee and a 20% Profit Share. IRRs for Historic Tax Credit transactions are not recorded as the credits trade at a discount to par. The IRRs reflected only represent Renewable Energy Tax Credit transactions and are the product of a very short hold period. 25 Second Quarter 2022 Results

CONTACT US DALLAS OFFICE Office: 4514 Cole Avenue Suite 1600 Dallas, Texas 75205 Tel: 214.865.7998 Website: p10alts.com Email: info@p10alts.com Second Quarter 2022 Results